Introduction	12 Months Ended
Dec. 31, 2020
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Introduction
Introduction
Corporate Information
Millicom International Cellular S.A. (the “Company” or “MIC S.A.”), a Luxembourg Société Anonyme, and its subsidiaries, joint ventures and associates (the “Group” or “Millicom”) is an international telecommunications and media group providing digital lifestyle services in emerging markets, through mobile and fixed telephony, cable, broadband, Pay-TV in Latin America (Latam) and Africa.
The Company’s shares are traded as Swedish Depositary Receipts on the Stockholm stock exchange under the symbol TIGO SDB (formerly MIC SDB) and, since January 9, 2019, on the Nasdaq Stock Market in the U.S. under the ticker symbol TIGO. The Company has its registered office at 2, Rue du Fort Bourbon, L-1249 Luxembourg, Grand Duchy of Luxembourg and is registered with the Luxembourg Register of Commerce under the number RCS B 40 630.
On November 14, 2019, Millicom's historical principal shareholder, Kinnevik AB, distributed its entire (approximately 37% of Millicom's outstanding shares) shareholding in Millicom to its own shareholders through a share redemption plan. Since that date, Kinnevik is no longer a related party or shareholder in Millicom.
On March 9, 2021, the Board of Directors authorized these consolidated financial statements for issuance.
Business activities
Millicom operates its mobile businesses in Latin America (Bolivia, Colombia, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Paraguay), and in Africa (Ghana and Tanzania).
Millicom operates various cable and fixed line businesses in Latin America (Bolivia, Colombia, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Paraguay). Millicom also provides direct to home satellite service in most of its Latam countries.
On December 31, 2015, Millicom deconsolidated its operations in Guatemala and Honduras which are, since that date and for accounting purposes, under joint control. However, when preparing and disclosing its segment information, the Group includes Honduras and Guatemala in the Latin America (Latam) segment figures as if they are fully consolidated by the Group, as this reflects the way management reviews and uses internally reported information to make decisions (see note B.3. Segmental information).
Millicom holds investments in online/e-commerce businesses in several countries in a tower infrastructure company in Africa (Helios Towers), as well as other small minority investments in other businesses such as micro-insurance (Milvik).
COVID-19 - Qualitative and quantitative assessment on business activities, financial situation and economic performance
On March 11, 2020, the World Health Organization declared the coronavirus outbreak a pandemic. Most countries globally, including a majority of the countries where we operate, reacted by implementing severe restrictions on travel and public gatherings, including the closing of offices, businesses, schools, retail stores and other public venues, and by instituting curfews or quarantines. These restrictions, as well as the dangers posed by the virus, produced a significant reduction in mobility and a severe disruption in global economic activity, the effect of which was felt in our markets beginning in mid-March 2020.
Impact on our markets and business
Most governments in our markets implemented restrictions beginning in mid-March, and these were generally maintained throughout April, with some gradual relaxation of measures beginning in late May and June. According to data compiled by the University of Oxford, the lockdowns in the vast majority of our markets were among the most stringent in the world. As a result, many of our stores and distribution channels were forced to close temporarily and a majority of our markets experienced very sharp reductions in mobility during the second quarter. This produced an immediate and significant decline in our prepaid mobile business. Since then, most of the governments in the countries in which we operate have gradually eased these restrictions and we have seen a corresponding increase in the mobility of people. Our prepaid mobile business was affected much faster than postpaid, and recovery has also been significantly quicker.
COVID-19 - Qualitative and quantitative assessment on business activities, financial situation and economic performance (continued)
Impact of the crisis on accounting matters
As a consequence of this crisis, Millicom identified potential significant accounting implications in the following areas:
•Impairment of non-financial assets/goodwill/investments in joint ventures
As a result of this crisis, Millicom has noticed reduced economic activity across the countries where it operates, and its operations have been suffering lower revenues, EBITDA and margins, which might have indicated potential impairments.
In the second half of the year, our operations have shown encouraging signs of recovery and are actually over performing the forecasts used by management to carry out the impairment test as of June 30, 2020. The discount rates have also significantly decreased since the declaration of the outbreak and they have gradually returned to pre-pandemic levels. There were therefore no such indicators requiring management to carry out another impairment test for the second half of the year. With that said, in accordance with IFRS, management carried out its annual goodwill impairment test during the fourth quarter of 2020, using the Group's latest forecasts and again concluded that no impairment should be recorded in the Group Consolidated Financial Statements.
•Impairment of trade receivables
During Q2 2020, and as a result of worsening collections, the Group had recognised additional bad debt provisions for an amount of $32 million compared to the level of provisions recorded during Q1 2020 (pre-pandemic level) and $33 million compared to Q2 2019. However, collections have significantly improved during second half of 2020 and bad debt levels have returned to their pre-pandemic level comparing to Q1 2020. As of December 31, 2020, the total bad debt provisions cover close to 100% of the receivables overdue by more than 90 days.
•Revenue recognition
For countries restricted from disconnecting non paying customers at the beginning of the pandemic , such as El Salvador and Bolivia, the Group established a policy whereby operations stopped recognizing revenue after a certain number of invoices remained unpaid (usually 3 invoices - as these customers would be disconnected after 3 unpaid invoices in normal circumstances). The Group believed it was unlikely that it would collect the overdue invoiced amounts from these subscribers i.e. the 'Covid subscribers'. From that moment onwards after consideration of the guidance under IFRS 15.13, for 'Covid subscribers' the Group had only recognized revenue up to an amount equal to the consideration (cash) as and when received. Noteworthy, all our operations were finally allowed to apply free "lifeline" services for non-paying customers, with El Salvador and Bolivia being the latest to be able to apply it as from mid-2020.
As mentioned above, our markets and operations showed encouraging signs of recovery, and therefore any unrecognized revenue during second half of 2020 has been offset with the invoicing effect of prior unrecognized revenue. For the year ended December 31, 2020, the Group invoiced but unrecognized revenue amounts to $3.9 million.

IFRS Consolidated Financial Statements
Basis of preparation
These financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the IASB (IFRS). They are also compliant with International Financial Reporting Standards as adopted by the European Union. This is in accordance with Regulation (EC) No 1606/2002 of the European Parliament and of the Council of July 19, 2002, on the application of international accounting standards for listed companies domiciled in the European Union.
The financial statements have been prepared on an historical cost basis, except for certain items including derivative financial instruments (measured at fair value) and financial instruments that contain obligations to purchase own equity instruments (measured at the present value of the redemption price).
This section contains the Group’s significant accounting policies that relate to the financial statements as a whole. Significant accounting policies specific to one note are included within that note. Accounting policies relating to non-material items are not included in these financial statements.
Consolidation
The consolidated financial statements of the Group comprise the financial statements of the Company and its subsidiaries as of December 31 of each year. The financial statements of the subsidiaries are prepared for the same reporting year as the Company, using consistent accounting policies.
All intra-group balances, transactions, income and expenses, and profits and losses resulting from intra-group transactions are eliminated.
Foreign currency
Financial information in these financial statements are shown in the US dollar presentation currency of the Group and rounded to the nearest million (US$ million) except where otherwise indicated. The financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which each entity operates (the functional currency). The functional currency of each subsidiary, joint venture and associate reflects the economic substance of the underlying events and circumstances of these entities. Except for El Salvador where the functional currency is US dollar, the functional currency in other countries is the local currency.
The results and financial position of all Group entities (none of which operate in an economy with a hyperinflationary environment) with functional currency other than the US dollar presentation currency are translated into the presentation currency as follows:
(i)    Assets and liabilities are translated at the closing rate on the date of the statement of financial position;
(ii)    Income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and
(iii)    All resulting exchange differences are recognized as a separate component of equity (currency translation reserve), in the caption “Other reserves”.
On consolidation, exchange differences arising from the translation of net investments in foreign operations, and of borrowings and other currency instruments designated as hedges of such investments, are recorded in equity. When the Group disposes of or loses control or significant influence over a foreign operation, exchange differences that were recorded in equity are recognized in the consolidated statement of income as part of gain or loss on sale or loss of control and/or significant influence.
Goodwill and fair value adjustments arising on acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate.
The following table presents functional currency translation rates for the Group’s locations to the US dollar on December 31, 2020, 2019 and 2018 and the average rates for the years ended December 31, 2020, 2019 and 2018.

Exchange Rates to the US Dollar	Functional Currency	2020 Year-end Rate	2019 Year-end Rate	Change %	2020 Average Rate	2019 Average Rate	Change %	2018 Average Rate
Bolivia	Boliviano (BOB)	6.91	6.91	—	6.91	6.91	—%	6.91
Chad	CFA Franc (XAF)	n/a	n/a	n/a	n/a	n/a	n/a	571
Colombia	Peso (COP)	3,432.50	3,277	4.7%	3,695	3,296	12.1%	2,973
Costa Rica	Costa Rican Colon (CRC)	617.30	576	7.1%	590	588	0.3%	578
El Salvador	US dollar	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Ghana	Cedi (GHS)	5.87	5.73	2.4%	5.75	5.33	7.9%	4.63
Guatemala	Quetzal (GTQ)	7.79	7.70	1.2%	7.73	7.71	0.3%	7.52
Honduras	Lempira (HNL)	24.20	24.72	(2.1)%	24.65	24.59	0.2%	23.99
Luxembourg	Euro (EUR)	0.82	0.89	(8.2)%	0.87	0.89	(2.1)%	0.85
Nicaragua	Cordoba (NIO)	34.82	33.84	2.9%	34.34	33.12	3.7%	31.55
Panama	Balboa (B/.) (i)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Paraguay	Guarani (PYG)	6,900.11	6,453	6.9%	6,758	6,232	8.4%	5,743
Sweden	Krona (SEK)	8.23	9.37	(12.1)%	9.16	9.43	(2.9)%	8.71
Tanzania	Shilling (TZS)	2,318.95	2,299	0.9%	2,312	2,304	0.3%	2,274
United Kingdom	Pound (GBP)	0.73	0.75	(3.0)%	0.77	0.78	(1.2)%	0.75
(i) the balboa is tied to the United States dollar at an exchange rate of 1:1.
New and amended IFRS accounting standards
The following changes to standards effective for annual periods starting on January 1, 2019 have been adopted by the Group:
IFRS 16 "Leases" primarily affects the accounting for the Group’s operating leases. The commitments for operating leases are now recognized as right of use assets and lease liabilities for future payments. As a result, on adoption, on January 1, 2019, an additional lease liability of $545 million has been recognized. The application of the new standard decreased operating expenses by $149 million, respectively, as compared to what our results would have been if we had continued to follow IAS 17 for year ended December 31, 2019. The impact of the adoption of the leasing standard and the new accounting policies are further explained below. The application of this standard also affects the Group’s depreciation, operating and financial expenses, debt and other financing, and leverage ratios see note C.3.. The change in presentation of operating lease expenses has resulted in a corresponding increase in cash flows derived from operating activities and a decline in cash flows from financing activities.
Below are details describing the impact of the adoption of IFRS 16 "Leases" on the Group’s financial statements. The amended accounting policies applied from January 1, 2019 are further disclosed in note C.4.
Explanation and effect of adoption of IFRS 16
The Group adopted the standard using the modified retrospective approach with the cumulative effect of applying the new Standard recognized in retained profits as of January 1, 2019. Its application had no significant impact on the Group's retained profits. Comparatives for the 2018 financial statements were not restated.
On adoption of IFRS 16, the Group recognized lease liabilities in relation to leases which had previously been classified as ‘operating leases’ under the principles of IAS 17 Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the lessee’s incremental borrowing rate as of January 1, 2019.
The right-of-use asset was measured at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to the leases recognized in the statement of financial position immediately before the date of initial application.
The weighted average incremental borrowing rate applied to the lease liabilities on January 1, 2019 was 12.3%. Each lease commitment was individually discounted using a specific incremental borrowing rate, following a build-up approach including: risk-free rates, industry risk, country risk, credit risk at cash generating unit level, currency risk and commitment’s maturity.
For leases previously classified as finance leases Millicom recognized the carrying amount of the lease asset and lease liability immediately before transition as the carrying amount of the right of use asset and the lease liability at the date of initial application. The measurement principles of IFRS 16 are only applied after that date.

$ millions	January 1, 2019
Operating lease commitments disclosed as at December 31, 2018	801
(Plus): Non lease components obligations	57
(Less): Short term leases recognized on a straight line basis as an expense	(3)
(Less): Low value leases recognized on a straight line basis as an expense	(2)
(Less): Contract included in the lease commitments but with starting date in 2019 and not part of the IFRS 16 opening balances	(17)
(Plus/Less): Other	(9)
Gross lease liabilities	828
Discounted using the lessee's incremental borrowing rate at the date of the initial application	(283)
Incremental lease liabilities recognized at January 1, 2019	545
(Plus): Finance lease liabilities recognized at December 31, 2018	353
Lease liabilities recognized at January 1, 2019	898

Of which are:
Current lease liabilities	86
Non-current lease liabilities	812
The application of IFRS 16 affected the following items in the statement of financial position on January 1, 2019:

FINANCIAL POSITION $ millions	As at January 1, 2019 before application	Effect of adoption of IFRS 16	As at January 1, 2019 after application	Reason for the change
ASSETS
Property, plant and equipment, net	3,071	(307)	2,764	(i)
Right-of-use asset (non-current) NEW	—	856	856	(ii)
Prepayments	129	(6)	123	(iii)
LIABILITIES
Lease liabilities (non-current) NEW	—	812	812	(iv)
Debt and other financing (non-current)	4,123	(337)	3,786	(v)
Lease liabilities (current) NEW	—	86	86	(iv)
Debt and other financing (current)	458	(16)	442	(v)
Other current liabilities	492	(2)	490	(vi)
(i)    Transfer of previously capitalized assets under finance leases to Right-of-Use assets.
(ii)    Initial recognition of Right-of-Use assets, transfer of previously recognized finance leases and of lease prepayments to the Right-of-Use asset cost at transition.
(iii)    Transfer of lease prepayments to the Right-of-Use asset cost at transition.
(iv)    Initial recognition of lease liabilities and transfer of previously recognized finance lease liabilities.
(v)    Transfer of previously recognized finance lease liabilities to new Lease liabilities accounts.
(vi)    Reclassification of provisions for onerous contracts to Right-of-Use assets.

The application of IFRS 16 has also impacted classifications within the statement of income, statement of cash flows, segment information and EPS for the period starting from January 1, 2019.
In applying IFRS 16 for the first time, the Group has used the following practical expedients permitted by the standard:
▪the use of a single discount rate to a portfolio of leases with reasonably similar characteristics
▪reliance on previous assessments on whether leases are onerous
▪the accounting for operating leases with a remaining lease term of less than 12 months as at January 1, 2019 as short-term leases
▪the exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application, and
▪the use of hindsight in determining the lease term where the contract contains options to extend or terminate the lease.
The Group has also elected not to reassess whether a contract is, or contains a lease at the date of initial application. Instead, for contracts entered into before the transition date the Group relied on its assessment made when applying IAS 17 and IFRIC 4 Determining whether an Arrangement contains a Lease.
The following new or amended standards became applicable for the current reporting period and did not have any significant impact on the Group’s accounting policies or disclosures and did not require retrospective adjustments.
•Amendments to the conceptual framework. The IASB has revised its conceptual framework.
•Amendments to IAS 1, ‘Presentation of financial statements’, and IAS 8, ‘Accounting policies, changes in accounting estimates and errors’.
•Amendments to IFRS 9, IAS 39 and IFRS 7 - Interest Rate Benchmark Reform - Phase 1. This amendment provides certain reliefs in relation to interest rate benchmark reforms. The reliefs relate to hedge accounting and have the effect that the reforms should not generally cause hedge accounting to terminate. However, any hedge ineffectiveness should continue to be recorded in the income statement.
•Amendments to IFRS 3 - definition of a business. This amendment revises the definition of a business.
•Amendment to IFRS 16, 'Leases' - COVID 19 Rent Concessions - effective for annual periods starting on June 1, 2020. This amendment provides an optional practical expedient for lessees from assessing whether a rent concession related to COVID-19 is a lease modification. Lessees can elect to account for such rent concessions in the same way as they would if they were not lease modifications. In many cases, this will result in accounting for the concession as variable lease payments in the period(s) in which the event or condition that triggers the reduced payment occurs.
The following changes to standards not yet effective are not expected to materially affect the Group:
•Amendments to IFRS 4 'Insurance contracts' (deferral of effective date of IFRS 9) - effective for annual periods starting on January 1, 2021- These amendments extend the effective date to apply IFRS 9 for insurance contracts to January 1, 2023 in order to align with the effective date of IFRS 7. These amendments will not have an impact for the Group.
•Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 - Interest Rate Benchmark Reform - Phase 2 - effective for annual periods starting on January 1, 2021. The amendments provide temporary reliefs which address the financial reporting effects when an interbank offered rate (IBOR) is replaced with an alternative nearly risk-free interest rate.
Main reliefs provided by the Phase 2 amendments relate to:
•Changes to contractual cash flows: That is, when changing the basis for determining contractual cash flows for financial assets and liabilities required by the reform this will not result in an immediate gain or loss in the income statement but in an update of the effective interest rate (or an update in the discount rate to remeasure the lease liability as a result of the IBOR reform), and;
•Hedge accounting: That is, allowing hedge relationships that are directly affected by the reform to continue, though additional ineffectiveness might need to be recorded.
The Group has inventoried financial assets or liabilities (including lease liabilities), as well as hedging instruments, with IBOR features and concluded that it will not be significantly exposed to this reform. As a result, it does not expect any material effects on its consolidated financial statements from the reform and these amendments.
•Amendments to
◦IFRS 3 'Business Combinations' - Reference to Conceptual Framework
◦IAS 16 'Property, Plant and Equipment' - Proceeds before intended use
◦IAS 37 'Provisions, Contingent Liabilities and Contingent Assets' - Cost of fulfilling a contract
◦Annual improvements to IFRS Standards 2018-2020, affecting IFRS 1, IFRS 9, IFRS 16 and IAS 41
All of these amendments are effective for annual periods starting on January 1, 2022. These amendments have not yet been endorsed by the EU.
•Amendments to IAS 1, 'Presentation of Financial Statements' - effective for annual periods starting on January 1, 2023- This amendment clarifies that liabilities are classified as either current or non-current, depending on the rights that exist at the end of the reporting period. The amendment also clarifies what IAS 1 means when it refers to the ‘settlement’ of a liability. These amendments have not yet been endorsed by the EU.
•IFRS 17, ‘Insurance contracts’, including amendments - effective for annual periods starting on January 1, 2023- IFRS 17 will not have an impact for the Group. IFRS 17 has not been yet endorsed by the EU.
•Amendments to IAS 1, 'Presentation of Financial Statements' and IFRS Practice Statement 2, 'Disclosure of Accounting policies'- effective for annual periods starting on January 1, 2023 - The amendments aim to help entities provide accounting policy disclosures that are more useful by replacing the requirement for entities to disclose their 'significant' accounting policies with a requirement to disclose their 'material' accounting policies and adding guidance on how entities apply the concept of materiality in making decisions about accounting policy disclosures. These amendments have not yet been endorsed by the EU.
•Amendments to IAS 8, 'Accounting policies, Changes in Accounting Estimates and Errors': Definition of accounting estimates - effective for annual periods starting on January 1, 2023 - The amendments are designed to clarify the distinction between changes in accounting estimates and changes in accounting policies and the correction of errors. These amendments have not yet been endorsed by the EU.
Judgments and critical estimates
The preparation of IFRS financial statements requires management to use judgment in applying accounting policies. It also requires the use of certain critical accounting estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. These estimates are based on management's best knowledge of current events, actions and best estimates as of a specified date, and actual results may ultimately differ from these estimates. Areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in each note and are summarized below:
Judgments
Management apply judgment in accounting treatment and accounting policies in preparation of these financial statements. In particular, a significant level of judgment is applied regarding the following items:
•    Acquisitions – measurement at fair value of existing and newly identified assets, including the measurement of property, plant and equipment and intangible assets (e.g. particularly the customer lists being sensitive to significant assumptions as disclosed in note A.1.2.), liabilities, contingent liabilities and remaining goodwill; the assessment of useful lives; as well as the accounting treatment for transaction costs (see notes A.1.2., E.1.1., E.1.5., E.2.1.);
•    Impairment testing – key assumptions related to future business performance, perpetual growth rates and discount rates (see notes E.1.2., E.1.6., E.2.2.);
•     Revenue recognition – whether or not the Group acts as principal or as an agent, when there is one or several performance obligations and the determination of stand alone selling prices (see note B.1.1.);
•    Contingent liabilities – whether or not a provision should be recorded for any potential liabilities (see note G.3.);
•    Leases – In determining the lease term, including the assessment of whether the exercise of extension or termination options is reasonably certain and the corresponding impact on the selected lease term (see note E.3.);
•    Control – whether Millicom, through voting rights and potential voting rights attached to shares held, or by way of shareholders’ agreements or other factors, has the ability to direct the relevant activities of the subsidiaries it consolidates, or jointly direct the relevant activities of its joint ventures (see notes A.1., A.2.);
•    Discontinued operations and assets held for sale – definition, classification and presentation (see notes A.4., E.4.1.) as well as measurement of potential provisions related to indemnities;
•    Deferred tax assets – recognition based on likely timing and level of future taxable profits together with future tax planning strategies (see notes B.6.3.and G.3.2.);
•    Defined benefit obligations – key assumptions related to life expectancies, salary increases and leaving rates, mainly related to UNE Colombia (see note B.4.3.).
Estimates
Estimates are based on historical experience and other factors, including reasonable expectations of future events, including the effects of the COVID-19 pandemic. These factors are reviewed in preparation of the financial statements although, due to inherent uncertainties in the evaluation process, actual results may differ from original estimates. Estimates are subject to change as new information becomes available and may significantly affect future operating results. Significant estimates have been applied in respect of the following items:
•    Accounting for property, plant and equipment, and intangible assets in determining fair values at acquisition dates, particularly for assets acquired in business combinations and sale and leaseback transactions (see notes A.1.and E.2.1.);
•    Useful lives of property, plant and equipment and intangible assets (see notes E.1.1., E.2.1.);
•    Provisions, in particular provisions for asset retirement obligations, legal and tax risks (see note F.4.);
•    Tax liabilities, in particular in respect of uncertainty over income tax treatments (see note F.4.);
•    Revenue recognition (see note B.1.1.);
•    Impairment testing including weighted average cost of capital (WACC), EBITDA margins, Capex intensity and long term growth rates (see note E.1.6.);
•    For leases, estimates in determining the incremental borrowing rate for discounting the lease payments in case interest rate implicit in the lease cannot be determined (see note E.3. );
•    Estimates for defined benefit obligations (see note B.4.2.);
• Accounting for share-based compensation in particular estimates of forfeitures and future performance criteria (see notes B.4.1., B.4.3.).